                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                  May 10, 2005
                Date of Report (date of earliest event reported)

                              -------------------

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                              as Depositor under a
                        Pooling and Servicing Agreement
                            dated as of May 1, 2005
                         providing for the issuance of

             WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES,
                              WMALT SERIES 2005-4
             (Exact name of Registrant as specified in its charter)

          Delaware                     333-103345                 94-2528990
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                          1201 THIRD AVENUE, WMT 1706
                           SEATTLE, WASHINGTON 98101
             (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (206) 377-8555

    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

The following exhibits are filed herewith:

99.1 Term sheet prepared by WaMu Capital Corp. in connection with the Registrant's Washington Mutual Mortgage Pass-Through Certificates, WMALT Series 2005-4.

99.2 Term sheet prepared by WaMu Capital Corp. in connection with the Registrant's Washington Mutual Mortgage Pass-Through Certificates, WMALT Series 2005-4.

99.3 Term sheet prepared by WaMu Capital Corp. in connection with the Registrant's Washington Mutual Mortgage Pass-Through Certificates, WMALT Series 2005-4.

99.4 Term sheet prepared by WaMu Capital Corp. in connection with the Registrant's Washington Mutual Mortgage Pass-Through Certificates, WMALT Series 2005-4.

99.5 Term sheet prepared by WaMu Capital Corp. in connection with the Registrant's Washington Mutual Mortgage Pass-Through Certificates, WMALT Series 2005-4.

99.6 Term sheet prepared by WaMu Capital Corp. in connection with the Registrant's Washington Mutual Mortgage Pass-Through Certificates, WMALT Series 2005-4.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.


Date:  May 11, 2005                 By:          /s/ David H. Zielke
                                        --------------------------------------
                                                   David H. Zielke
                                           First Vice President and Counsel
                                                 (Authorized Officer)

                                 Exhibit Index

99.1 Term sheet prepared by WaMu Capital Corp. in connection with the Registrant's Washington Mutual Mortgage Pass-Through Certificates, WMALT Series 2005-4.

99.2 Term sheet prepared by WaMu Capital Corp. in connection with the Registrant's Washington Mutual Mortgage Pass-Through Certificates, WMALT Series 2005-4.

99.3 Term sheet prepared by WaMu Capital Corp. in connection with the Registrant's Washington Mutual Mortgage Pass-Through Certificates, WMALT Series 2005-4.

99.4 Term sheet prepared by WaMu Capital Corp. in connection with the Registrant's Washington Mutual Mortgage Pass-Through Certificates, WMALT Series 2005-4.

99.5 Term sheet prepared by WaMu Capital Corp. in connection with the Registrant's Washington Mutual Mortgage Pass-Through Certificates, WMALT Series 2005-4.

99.6 Term sheet prepared by WaMu Capital Corp. in connection with the Registrant's Washington Mutual Mortgage Pass-Through Certificates, WMALT Series 2005-4.